Exhibit 10.3
COPROMOTION AGREEMENT
     This COPROMOTION AGREEMENT (this “Agreement”) dated as of April, 2nd, 2007 by and among Atley Pharmaceuticals, Inc., having a place of business at 10511 Old Ridge Road, Ashland, VA 23005 (“Atley”), and Cornerstone BioPharma, Inc., a Delaware corporation (“Cornerstone”), having a place of business at 2000 Regency Parkway, Cary, NC 27518.
     WHEREAS, Cornerstone develops, distributes, licenses and sells pharmaceutical products;
     WHEREAS, Atley also develops, distributes, licenses and sells pharmaceutical products; and
     WHEREAS, Cornerstone has the exclusive rights in the Territory (defined herein) to promote the Cornerstone Product (also defined herein); and
     WHEREAS, the parties desire that Atley provide Representatives who will engage in Detailing (as hereinafter defined) of the Cornerstone Product as set forth herein.
     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     1.1 Definitions. The following terms when used in this Agreement shall, except where the context otherwise requires, have the following meanings:
          (a) “Act” means the Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder from time to time.
          (b) “Affiliate” means any corporate or non-corporate business entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns or directly or indirectly controls at least fifty percent (50%) of the voting stock of the other corporation, or (i) in the absence of the ownership of at least fifty percent (50%) of the voting stock of a corporation or (ii) in the case of a non-corporate business entity, if it possesses directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable.
          (c) “Agency” means any governmental regulatory authority in the Territory responsible for granting approvals for the sale or maintaining regulatory oversight of the Cornerstone Product, including, without limitation, the FDA.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

          (d) “Applicable Laws” means all applicable statutes, ordinances, regulations, rules or orders of any kind whatsoever of any government authority or court of competent jurisdiction, including, without limitation, the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §301 et seq.), PDMA, Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a et seq.) and Anti-Kickback Statute (42 U.S.C. §1320a-7b et seq.), all as amended from time to time.
          (e) “Commission Base Price” means the Wholesale Acquisition Cost minus royalties, development costs, discounts and rebates, shipping and transportation costs, samples and other promotional materials provided to Atley by Cornerstone at Atley’s request.
          (f) “Cornerstone Product Labeling” means all labels and other written, printed, or graphic matter upon (i) any container or wrapper utilized with the Cornerstone Product, or (ii) any written material accompanying the Cornerstone Product, including, without limitation, product package inserts, all of which shall be provided by Cornerstone.
          (g) “Cornerstone Product Promotional Materials” means all Cornerstone provided written, printed or graphic material, including Cornerstone Product Labeling, intended for use by Representatives during a Detail, including visual aids, file cards, premium items, clinical studies, reprints, drug information updates and any other promotional support items that Cornerstone deems necessary to conduct the Program. Cornerstone Product Promotional Materials shall include FDA-approved indicated uses, safety, effectiveness, contraindications, side effects, warnings and other relevant characteristics of the Cornerstone Product.
          (h) “Cornerstone Product” means the pharmaceutical product known as Balacet 325 (100mg Propoxyphene/ 325 mg APAP).
          (i) “Cornerstone Product Training Materials” means the items Cornerstone develops and/or provides to Representatives or to Atley to train Representatives to Detail the Cornerstone Product under the Program.
          (j) “Detail” shall mean an interactive, face-to-face visit by a Representative with a Target Physician or his or her Legally Empowered Designee in the Territory, during which the following may be discussed: FDA-approved indicated uses, safety, effectiveness, contraindications, side effects, warnings and other relevant characteristics of the Cornerstone Product (as defined herein) by the Representative in a fair and balanced manner consistent with the requirements of the Act, and using, as necessary or desirable, the Cornerstone Product Labeling (as defined herein) or the Cornerstone Product Promotional Materials (as defined herein). When used as a verb, “Detail” or “Detailing” shall mean to engage in a Detail as defined in this Section l.1(j).
          (k) “FDA” means the United States Food and Drug Administration and any successor agency having substantially the same functions.
          (l) “Legally Empowered Designee” means (i) a physician affiliated with a Target Physician or (ii) a nurse practitioner or physician’s assistant practicing under the

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supervision and control of a Target Physician with legal authority to write pharmaceutical prescriptions.
          (m) “Managers” mean individuals employed by Atley as Coaches and the Vice President of Sales.
          (n) “PDMA” means the Prescription Drug Marketing Act of 1987, as amended, and the regulations promulgated thereunder from time to time.
          (o) “Program” means the program of Detailing to be conducted by the Representatives under the direction and control of Atley during the term of this Agreement, unless terminated or extended as provided for herein.
          (p) “Program Personnel” means the Representatives and Managers.
          (q) “Representative” means an individual hired by or on behalf of Atley to conduct Details of the Cornerstone Product in connection with the Program who shall be an employee of and compensated by Atley, and whose activities in connection with the Program and Details shall be under the supervision, direction and control of Atley.
          (r) “Target Physician” means all physicians in the Territory except physicians who specialize in obstetrics, gynecology or both.
          (s) “Territory” means zip codes that are assigned to an Atley Sales Representative, by Atley and approved by Cornerstone 30 days prior to start of a new quarter.
          (t) “Wholesale Acquisition Cost” means the price paid to Cornerstone by wholesalers to acquire the Cornerstone Product from Cornerstone.
ARTICLE II
PROGRAM MANAGEMENT; GENERAL SCOPE OF ACTIVITIES
     2.1 Scope of Activities. The parties shall perform the following activities as applicable to each in connection with the Program:
          (a) Atley shall maintain a minimum of forty (40) trained full-time Representatives to Detail the Cornerstone Product to Target Physicians. Atley shall be solely responsible for all costs associated with the Program. Atley shall put a high priority on the Cornerstone Product with Target Physicians and this priority will be reflected in the sales compensation opportunity that a Representative and Manager shall have for the Cornerstone Product when compared to other products that the Representative will be Detailing. The cost of new Cornerstone Product Promotional Materials actually used by Atley shall be deducted from amounts payable to Atley pursuant to Article III, with any remaining amounts payable by Atley pursuant to this Section 2.1 at actual cost. Notwithstanding the foregoing, Cornerstone agrees to contribute to Atley the Cornerstone Promotional Material Inventory set forth in Exhibit A attached hereto.

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          (b) Cornerstone shall be responsible solely for the cost of development, the determination of the content, and the method of distribution of the Cornerstone Product Promotional Materials. In connection with the Detailing of the Cornerstone Product, the Representatives shall use only the Cornerstone Product Labeling and the Cornerstone Product Promotional Materials provided by Cornerstone; and under no circumstances shall Atley or the Representatives independently develop, create or use any other promotional material or literature for the Detailing of the Cornerstone Product.
          (c) All copyright and other intellectual property rights of the Cornerstone Product Labeling, the Cornerstone Product Training Materials and the Cornerstone Product Promotional Materials shall remain vested in Cornerstone.
          (d) Atley shall instruct the Representatives to limit their statements and claims regarding the Cornerstone Product, including efficacy and safety, to those that are consistent with the Cornerstone Product Labeling, the Cornerstone Product Training Materials and the Cornerstone Product Promotional Materials. The Representatives shall not add, delete or modify claims of efficacy or safety in the Detailing of the Cornerstone Product nor make any changes (including underlining or otherwise highlighting any language or adding any notes thereto) in the Cornerstone Product Promotional Materials. The Representatives shall Detail the Cornerstone Product in adherence to regulatory and professional requirements, and to all Applicable Laws, including but not limited to the Act and the American Medical Association Gifts to Physicians from Industry Guidelines.
          (e) The Representatives shall remain under the direct authority and control of the Managers and shall cooperate with the representatives of Cornerstone.
          (f) Atley shall ensure that the Representatives and Managers will be eligible for a sales compensation plan in connection with the Program. The sales compensation plan shall be comparable to that of other high priority products promoted by Representatives. Representatives shall receive sales compensation equal to [***] percent ([***]%) of the Commission Base Price for the Cornerstone Product, which is the same as they would receive for other products Detailed.
     2.2 Orders for the Cornerstone Product. Cornerstone shall be responsible exclusively for accepting and filling purchase orders, billing, and returns with respect to the Cornerstone Product. If Atley or the Representatives receive orders for the Cornerstone Product, they shall transmit such orders to Cornerstone for acceptance or rejection, which acceptance or rejection shall be at Cornerstone’s sole discretion.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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ARTICLE III
COMPENSATION
     3.1 Amount; Time of Payment.
          (a) Cornerstone shall pay to Atley a fee for Detailing the Cornerstone Product during the term of this Agreement as follows:
          (i) Cornerstone shall pay Atley a Detailing fee of [***] percent ([***]%) of Net Profit, subject to offset as provided in Section 2.1(a), above, and subject to meeting the requirements set forth in Section 3.1(a)(ii), below. The Detailing fee shall be paid quarterly within forty five (45) days of the end of each calendar month. Payment shall be estimated from monthly NDC, Wolters Kluwer or equivalent data, provided by Cornerstone, and shall also be based on Cornerstone’s accruals (rather than actuals) for rebates, chargebacks, credits and allowances including those for distributor service agreements, and shipping and transportation costs. Quarterly payments will be reconciled with quarterly physician-level audit data provided by Cornerstone. Any adjustments shall be made with (or deducted from) the next scheduled quarterly payment from Cornerstone. Within ninety (90) days after the end of each calendar year during the Term, Cornerstone shall reconcile the accruals for rebates, chargebacks, credits and allowances including those for distributor service agreements used in calculating quarterly payments against the actual amounts of such costs for such year, and provide Atley with the reconciliation report. Any adjustments shall be made with (or deducted from) the next scheduled quarterly payment from Cornerstone. A sample calculation of the Detailing fee is attached hereto as Exhibit C.
          “Eligible Product” means Cornerstone Product sales resulting from prescriptions written by Target Physicians. For clarification, Eligible Product specifically excludes any Cornerstone Product sales resulting from prescriptions written by persons other than Target Physicians.
          “Gross Sales” shall be determined exclusively from NDC, Wolters Kluwer or equivalent data, provided by Cornerstone. Gross Sales will be calculated by totaling the number of units written by Target Physicians within the Territory and then dividing the total units by the standard unit count per bottle and multiplying by the Average Sales Price for the applicable quarter. Cornerstone will provide Atley with monthly prescription and unit data on a zip code basis so that Atley can ensure that Representatives are fairly compensated.
          “Average Sales Price” means for any calendar quarter, the total invoiced Cornerstone Product sales divided by the number of units sold for the calendar quarter in the United States. An example of the calculation of the Average Sales Price is attached hereto as Exhibit D.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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          “Cost of Goods Sold” for Cornerstone Product means Cornerstone’s actual direct cost for the Cornerstone Product. An example of the calculation of the Cost of Goods Sold is attached hereto as Exhibit E.
          “Net Profit” means Net Sales of Eligible Product less Cost of Goods Sold for such Eligible Product, less royalties.
          “Net Sales” means Gross Sales less the following items: (1) cash discounts and/or quantity discounts actually taken; (2) actual returns, (3) quantity and other trade discounts, credits or allowances including those generated as a result of distributor service agreements actually taken; (4) actual rebates including bid rebates taken; and (5) shipping and transportation costs.
          (ii) The foregoing Detailing fee shall be paid by Cornerstone to Atley for each calendar quarter in which the number of units (pills) of Eligible Product sold exceeds the Quarterly Baseline in the “Territory” described in Exhibit B, attached hereto. The Territory will not be entitled to a Detailing fee for any quarter in which the number units (pills) of Eligible Product sold does not exceed the Quarterly Baseline for that quarter. The Quarterly Baseline will be based on 1st quarter 2007 total units dispensed in a territory. The detailing fee payable to Atley will be based on current WAC starting with the 3rd quarter of 2007 promotion of the Cornerstone Product. The target for the first quarter of promotion will be prorated upon Atley’s request, every six (6) months Cornerstone will review the baseline numbers jointly with Atley. If the parties, acting in good faith, determine that the Quarterly Baseline is not attainable using commercially reasonable efforts, then the Quarterly Baseline will be reduced to an amount that is attainable using commercially reasonable efforts. If the parties are unable to agree on a revised Quarterly Baseline, then either party may terminate the Agreement.
          (iii) If Atley terminates the Agreement pursuant to Section 12.3, or if Cornerstone terminates this Agreement pursuant to Section 12.4, or if either party terminates pursuant to the preceding clause (ii), Cornerstone will pay Atley on a quarterly basis for six months following termination the average Detailing fee paid per month, by Cornerstone to Atley during the six months immediately preceding termination (the “Sunset Fee”).
          (b) All quarterly payments due hereunder shall be paid by wire transfer to the account specified in writing by Atley. At the time of payment. Cornerstone shall issue a written report to Atley showing clearly in reasonable detail the calculation of Net Sales from Target Physician Sales and deductions for Cornerstone Product Promotional Materials used in the Program.
          (c) Cornerstone shall invoice Atley separately at actual cost for all Cornerstone Product Promotional Materials used in the Program that are in excess of the amount(s) otherwise payable to Atley pursuant to Section 3.1(a). Atley shall pay such uncontested invoices in accordance with Cornerstone’s reasonable instructions within thirty (30) days of receipt.

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          (d) Inspection Rights. Upon prior written notice and at mutually agreeable times, Atley shall have the right to inspect all of Cornerstone’s financial information that is relevant to this Agreement. The inspections shall be limited to no more than two (2) times during any calendar year during the Term of this Agreement.
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF ATLEY
     4.1 Atley not Authorized to Bind Cornerstone. Nothing in this Agreement shall be deemed to authorize Atley to act for, represent, or bind Cornerstone or any of its Affiliates other than as specifically provided by this Agreement.
     4.2 Other Atley Activities. Except as specifically set forth herein, nothing in this Agreement shall in any way restrict or limit the commercial activities that Atley can undertake during the term of this Agreement and thereafter.
     4.3 Program. Atley represents and warrants that it employs or will timely employ a sufficient number of Representatives to Detail the Target Physicians consistent with Section 2.1(a), and that it will employ a sufficient number of Managers and an administrative infrastructure to adequately train and monitor such Representatives.
     4.4 Atley Corporate Matters. Atley is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full powers to carry on its business and activities as currently being conducted. It has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. No other act, approval or proceeding on its part is or will be required to authorize the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby. Its execution and delivery of this Agreement and its performance of its obligations hereunder (i) do not conflict with or violate any requirement of applicable laws or regulations, and (ii) do not conflict with, or constitute a default under, any contractual or other obligation of it.
ARTICLE V
REPRESENTATIONS, WARRANTIES AND COVENANTS OF CORNERSTONE
     5.1 Training Materials and Promotional Materials. Cornerstone represents and warrants to Atley that:
          (a) to the best of its knowledge, the Representatives’ use of the Cornerstone Product Training Materials or Cornerstone Product Promotional Materials (as the case may be), and/or their Detailing of the Cornerstone Product, as contemplated by this Agreement, will not infringe or misappropriate the intellectual property rights of any person or entity;
          (b) it has not received, nor been made aware of, any communications alleging that the Cornerstone Product and/or its use of the Cornerstone Product Training Materials or Cornerstone Product Promotional Materials (as the case may be) has infringed or

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misappropriated (or that it, or Atley, will infringe or misappropriate in carrying out this Agreement) the intellectual property rights of any person or entity;
          (c) to the best of its knowledge, the Cornerstone Product Training Materials or Cornerstone Product Promotional Materials (as the case may be) do not violate any Applicable Laws; and
          (d) it has not received, nor been made aware of, any communications from the FDA alleging that the Cornerstone Product, Cornerstone Product Training Materials or the Cornerstone Product Promotional Materials (as the case may be) violate Applicable Laws.
     5.2 Litigation. Cornerstone represents and warrants to Atley that, to the best of its knowledge, as of the date hereof, there is no litigation, arbitration, government proceeding, or government investigation involving Cornerstone or a Cornerstone Affiliate or relating to the Cornerstone Product either pending, or threatened in writing.
     5.3 Cornerstone Product. Cornerstone represents and warrants to Alley that it has the right to commercialize the Cornerstone Product in the Territory and that there are no conditions existing by virtue of a conflicting contractual relationship or by function of law that would interfere with Atley’s ability to perform and receive benefit under this Agreement and that the Cornerstone Product has been tested and approved for marketing by the Agency in accordance with all Applicable Laws and regulations.
     5.4 Cornerstone Corporate Matters. Cornerstone is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with full powers to carry on its business and activities as currently being conducted. It has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. No other act, approval or proceeding on its part is or will be required to authorize the execution and delivery of this Agreement or the consummation of the transaction contemplated hereby. Its execution and delivery of this Agreement and its performance of its obligations hereunder (i) do not conflict with or violate any requirement of applicable laws or regulations, and (ii) do not conflict with, or constitute a default under, any contractual or other obligation of it.
     5.5 Cornerstone not Authorized to Bind Atley. Nothing in this Agreement shall be deemed to authorize Cornerstone to act for, represent, or bind Atley or any of its Affiliates other than as specifically provided by this Agreement.
     5.6 Other Atley Activities. Except as specifically set forth herein, nothing in this Agreement shall in any way restrict or limit the commercial activities that Cornerstone can undertake during the term of this Agreement and thereafter.

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ARTICLE VI
INDEPENDENCE OF THE PARTIES
     6.1 Independent Contractor. Atley is being retained and shall perform hereunder strictly as an “independent contractor.” Employees and Representatives of Atley performing services hereunder shall not be, and shall not be considered to be, employees of Cornerstone for any purpose and all Representatives shall be employees of Atley. Neither party shall have any responsibility for the hiring, termination, compensation, benefits or other conditions of employment of the other party’s employees except as otherwise provided in this Agreement.
     6.2 No Joint Venture; Non-exclusive. Nothing contained in this Agreement shall be construed as making the parties joint venturers or, except as otherwise provided herein, as granting to either party the authority to bind or contract any obligations in the name of or on the account of the other party or to make any guarantees or warranties on behalf of the other party. Nothing in this Agreement shall restrict Cornerstone from promoting or marketing the Cornerstone Product in any lawful manner it deems appropriate, directly or through third parties.
ARTICLE VII
TRAINING
     7.1. Cornerstone Training Program. Atley shall conduct under its exclusive direction and control home and/or classroom training for all Representatives and Managers on the Program. Such training shall include such medical and technical information and Cornerstone Product Training Materials and Cornerstone Product Promotional Materials about the Cornerstone Product that shall be provided by Cornerstone. Cornerstone shall reasonably assist Atley with such training program and Cornerstone shall provide Atley a trainer and other pertinent expert for such training program.
     7.2 Continuing Education. The parties together agree to develop appropriate action plans to ensure that Representatives are kept continuously informed of all changes in the Cornerstone Product Promotional Materials.
ARTICLE VIII
COMMUNICATIONS
     8.1 Communications from Third Parties. Atley and its Representatives shall communicate to Cornerstone all comments, statements, requests and inquiries of the medical profession or any other third parties relating to the Cornerstone Product that are out of the ordinary, of not covered by Cornerstone Product Labeling, of which Atley becomes aware. All responses to the medical profession or such other third parties shall be handled solely by Cornerstone. Atley shall provide reasonable assistance to Cornerstone to the extent requested by Cornerstone, and at Cornerstone’s sole cost and expense, to respond fully to such communications.
     8.2 Government Agencies. All responses to government agencies concerning the Cornerstone Product shall be the sole responsibility of Cornerstone. Atley shall assist

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Cornerstone with respect to communications from government agencies to the extent requested by Cornerstone, at Cornerstone’s sole cost and expense. Atley shall use commercially reasonable efforts to assist Cornerstone to respond fully to such communications and be able to provide any and all forms, documents and related records to Cornerstone within seventy-two (72) hours. Atley shall respond to any governmental agency subpoena directed to it concerning the Cornerstone Product, and shall be reimbursed by Cornerstone for all reasonable costs and expenses incurred, including, but not limited to, reasonable attorneys’ fees.
     8.3 Review of Results. The parties shall meet periodically, but at least once per calendar quarter (in person or by telephone), to review and discuss the actual results compared to the marketing plans for Detailing of the Cornerstone Product. Cornerstone shall share regularly and promptly with Atley all relevant reports, audits and other data it develops relative to the Program.
ARTICLE IX
INSURANCE
     9.1 Atley Insurance Coverage Required. During the Term of this Agreement, and with respect to liability hereunder for any post termination period during which a claim could be asserted against Atley, up to 5 years after termination, Atley shall maintain at its sole expense Commercial General Liability insurance with a combined single limit of $1,000,000, minimum liability of $1,000,000 for each occurrence, and $1,000,000 in the aggregate. Such insurance shall be maintained with a responsible carrier and its terms of coverage shall be evidenced by a certificate of insurance to be furnished by Atley to Cornerstone within thirty (30) days of the date of this Agreement. Such certificate of insurance shall provide that at least thirty (30) days’ written notice shall be given to Cornerstone prior to cancellation or modification of any of the material terms of coverage of such policy.
     9.2 Cornerstone Insurance Coverage Required. Cornerstone shall maintain, at its sole expense, insurance coverage during the term of this Agreement, and with respect to liability hereunder for any post termination period during which a claim could be asserted against Atley, up to 5 years after termination, as follows: Product liability insurance with respect to the Cornerstone Product with coverage limits of not less than $5 million per occurrence and $5 million in the aggregate; and Commercial General Liability insurance with a combined single limit of $1,000,000, minimum liability of $1,000,000 for each occurrence, and $1,000,000 in the aggregate. All of such insurance shall be maintained with responsible carriers and their terms of coverage shall be as evidenced by certificates of insurance to be furnished by Cornerstone to Atley within thirty (30) days of the date of this Agreement. Such certificates of insurance shall provide that at least thirty (30) days’ written notice shall be given to Atley prior to cancellation or modification of any of the material terms of coverage of any policy.
ARTICLE X
ADVERSE REACTION REPORTING AND REGULATORY MATTERS
     10.1 Immediate Notification. Atley agrees to use commercially reasonable efforts to notify Cornerstone as soon as reasonably practicable of information that Atley obtains through

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its Representatives concerning the Cornerstone Product or any serious unexpected side effect, injury, toxicity, or sensitivity reaction or any unexpected incidence of severity thereof associated with the clinical uses, studies, investigations, tests and marketing of the Cornerstone Product, whether or not determined to be attributable to the Cornerstone Product “Serious” as used in this Section 10.1 refers to an experience, which results in death, permanent or substantial disability, in-patient hospitalization, prolongation of existing in-patient hospitalization, or is a congenital anomaly, cancer, the result of an overdose or life threatening. “Unexpected” as used in this Section 10.1 refers to (i) conditions or developments not previously submitted to governmental Agencies or encountered during clinical studies of the Cornerstone Product, and (ii) conditions or developments occurring with greater frequency, severity, or specificity than shown by information previously submitted to governmental Agencies or encountered during clinical studies of the Cornerstone Product. Atley agrees to use commercially reasonable, efforts to notify Cornerstone in a timely manner of any other adverse experience (i.e., any unfavorable and unintended change in the structure (signs), function (symptoms) or chemistry (laboratory data) of the body temporally associated with the use of the Cornerstone Product, whether of not considered related thereto). Atley and Cornerstone shall each issue appropriate instructions in their various training program and orientation sessions with Representatives with respect to the foregoing.
     10.2 Threatened Agency Action. Atley agrees to use commercially reasonable efforts to notify Cornerstone immediately of any information Atley receives through its Representatives or otherwise regarding any threatened or pending action by an Agency which may affect the Cornerstone Product, and Atley shall, at the request of Cornerstone and at the sole cost and expense of Cornerstone (including, without limitation, fees and expenses of counsel for Atley), cooperate with Cornerstone in formulating a procedure for taking appropriate action. In no event shall Atley itself respond to the Agency without the prior written consent of Cornerstone, unless Atley is compelled by law to respond even without Cornerstone’s written consent. Atley and Cornerstone shall each issue appropriate instructions in their various training program and orientation sessions with Representatives with respect to the foregoing,
ARTICLE XI
CONFIDENTIAL INFORMATION
     11.1. Confidential Information. Each party acknowledges and agrees that it will have access to, or become acquainted with, Confidential Information of the other party in connection with the performance of the services required by this Agreement. For the purposes of this Agreement, “Confidential Information” shall mean any information of the disclosing party or any Affiliate thereof, which gives the disclosing party an advantage over its competitors who do not possess such information and constitutes valuable trade secrets and proprietary data which was revealed to the receiving party as a result of entering into or performing its obligations under this Agreement, including but not limited to, information which relates to the Cornerstone Product, the Program, Target Physicians, designs, methods, discoveries, improvements, documents, trade secrets, proprietary rights, business affairs, customer information or employee information. Confidential Information shall not include any information that:

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          (a) was known to the receiving party prior to the date of this Agreement, without an obligation to keep it confidential;
          (b) was lawfully obtained by the receiving party from a third party without any obligation of confidentiality;
          (c) is, at the time of disclosure, in this public knowledge;
          (d) becomes part of the public knowledge after disclosure by publication or otherwise except by breach of this Agreement;
          (e) is developed by the receiving party independently by persons who did not have access to the Confidential information and apart from this Agreement.
          (f) is otherwise knowledge possessed by the receiving party or its employees as the result of their industry experience or education.
     The receiving party shall keep all Confidential Information in confidence and shall not, at any time during the Term of this Agreement or for a period of five (5) years from the termination of this Agreement, without the disclosing party’s prior written consent, disclose, or otherwise make available; directly or indirectly, any item of Confidential Information to anyone other than its employees (and its consultants provided they are bound by similar obligations of confidentiality) who need to know the same in connection with fulfilling the purposes of this Agreement. The receiving party shall use the Confidential Information only in connection with fulfilling the purposes of this Agreement and for no other purpose.
     Each party shall inform its employees and consultants who have a need to know the Confidential Information of the existence of this Agreement and the obligations imposed thereby and shall obtain written agreements that impose comparable confidentiality obligations with all such employees and consultants who are permitted access to the Confidential Information under this Agreement.
     11.2. Extraordinary Relief. In the event of the actual or threatened breach by the receiving party of any of the terms of this Article XI, the disclosing party shall have the right to seek specific performance and injunctive relief, and, at the sole option of the disclosing party, the ADR provisions of Section 14.9 shall not be applicable. The rights, granted by this section are in addition to all other remedies and rights available at law or in equity.
ARTICLE XII
TERM AND TERMINATION
     12.1 Effective Date and Term. This Agreement shall take effect on the date on which both parties execute this Agreement, with the understanding that the term of the Program (“Term”) shall be thirty-six (36) months from that date unless terminated earlier as set forth herein. The Term may be extended by mutual agreement (which agreement shall include

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determining the Quarterly Baseline for any renewal period) made at least seventy-five (75) days prior to the expiration of the Term.
     12.2 Bankruptcy; Insolvency. Either party may terminate this Agreement upon the occurrence of the following: (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the other party in an involuntary case under the federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state insolvency or other similar law and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days: or (b) the filing by the other party of a petition for relief under the federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state insolvency or similar law.
     12.3 Termination for Cause. Either party may terminate this Agreement upon sixty (60) days’ prior written notice thereof to the other party upon the material breach by the other party of any of its representations, warranties, covenants or agreements contained in this Agreement. Upon the expiration of such notice period, this Agreement shall terminate without the need for further action by either party; provided, however, that if the breach upon which such notice of termination is based, shall have been fully cured within such sixty (60) day period, then such notice of termination shall be deemed rescinded, and this Agreement shall continue in full force and effect, provided, however that a party shall not have the right to cure a material breach more than twice in any twenty four (24) month period. Such right of termination shall be in addition to such other rights and remedies as the terminating party may have under applicable law; provided further, however, that if Cornerstone fails to make any payment due hereunder within thirty (30) days of receipt of written notice from Alley regarding such overdue payment, Atley may either (i) immediately terminate this Agreement, or (ii) suspend services hereunder pending receipt of such payment; in each case concurrently with written notice to Cornerstone.
     12.4 Termination Without Cause. In addition to any other ground of termination, either party may terminate the Agreement at any time for any reason upon sixty (60) days’ advance notice to the other party.
     12.5 Termination; Continuing Rights. The termination or expiration of this Agreement shall not affect Cornerstone’s obligation to pay any amount properly and currently owing to Atley under the provisions of this Agreement, including any Sunset Fee that may apply. Notwithstanding the foregoing, if Cornerstone terminates this Agreement pursuant to Section 12.2 or 12.3 or Atley terminates pursuant to Section 12.4, then Cornerstone shall have no obligation to pay any Sunset Fee. Further, the termination or expiration of this Agreement shall not affect any rights or obligations of any party under this Agreement that are intended by the parties to survive such termination.
     12.6 Termination; Return of Materials. Upon the request of Cornerstone, within sixty (60) days following the termination or expiration of this Agreement, Atley shall return to Cornerstone all Confidential Information, marketing plans, forms, territory lists, reports and any and all other tangible items provided to Atley by Cornerstone.

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     12.7 Reconciliation. Within six (6) months after the expiration or earlier termination of this Agreement, Cornerstone shall reconcile the accruals for rebates, chargebacks, credits and allowances, including those for distributor service agreements used in calculating quarterly payments under Section 3.1(a)(i), against the actual amounts of such costs for such year and provide Atley with the reconciliation report. Any adjustment shall be paid by Cornerstone or Atley within thirty (30) days after the delivery by Cornerstone of the reconciliation report.
ARTICLE XIII
INDEMNIFICATION
     13.1 Indemnification by Atley. Atley shall defend, indemnify and hold Cornerstone, its Affiliates, directors, officers, employees and agents harmless from and against any and all claims, suits, actions, damages, assessments, interest charges, penalties, costs or expenses, including reasonable attorneys’ fees (collectively, the “Indemnified Amounts,”) arising out of (a) a negligent or willful material breach by Atley of any of its obligations, representations or warranties under this Agreement, (b) a negligent or willful act or omission on the part of Atley, (c) any federal or state claims or assessment for nonpayment or late payment by Atley of any tax or contribution based on compensation or other benefits owed to any of the Representatives, including, without limitation, a claim or assessment mat Cornerstone should have withheld any amounts related thereto, (d) requests by Atley or by third parties (in connection with a claim against Atley) pursuant to a subpoena or court order for the production by Cornerstone of documents or any other materials relating to the Program or to interview, depose and/or elicit testimony from Cornerstone employees regarding the Program, (e) any violation by Atley of any and all Applicable Laws of any governmental body having jurisdiction over the exercise of rights under this Agreement, or (f) any misuse or misappropriation by Atley of Cornerstone Product samples distributed by Atley.
     13.2 Indemnification by Cornerstone. Cornerstone shall defend, indemnify and hold Atley, its Affiliates, directors, officers, employees and agents harmless from and against any and all Indemnified Amounts arising out of (a) a negligent or willful material breach by Cornerstone of any of its obligations, representations and warranties under this Agreement, (b) a negligent or willful act or omission on the part of Cornerstone, (c) the manufacture, use, or sale of Cornerstone Product or a manufacturing design or defect of the Cornerstone Product or a claim arising out of Cornerstone’s failure to warn, (d) any marketing, Cornerstone Product Promotional Materials or Cornerstone Product Training Materials provided to Atley by Cornerstone, (e) any claims by any third party that Atley’s promotion of any Cornerstone Products, Cornerstone Product Promotional Materials and/or Cornerstone Product Training Materials, or the manufacture, sale or use of the Cornerstone Product, infringes or violates any license, patent, copyright, trademark or other intellectual property right of that third party; (f) any negligent or willful acts or omissions on the part of Cornerstone with respect to Atley employees or those individuals who have made application to be employees of Atley, (g) requests by Cornerstone or by third parties (in connection with a claim against Cornerstone) pursuant to a subpoena or court order for the production by Atley of documents or other materials relating to the Program or to interview, depose and/or elicit testimony from Atley employees, including Program personnel, regarding the Program.

14

     13.3 Indemnification Procedures. A Person seeking indemnification under this Article XIII (the “Indemnified Party”) shall give the indemnifying party (the “Indemnifying Party”) prompt written notice of any action, claim, demand, discovery of fact, proceeding or suit for which indemnification is sought (a “Claim"'); provided, however, that the failure of an Indemnified Party to give such prompt notice shall not reduce the Indemnifying Party’s obligations under this Article XIII except to the extent that the Indemnifying Party’s defense of any such matter is actually prejudiced thereby. The Indemnifying Party shall indemnify the Indemnified Party for its defense and/or representation with respect to the Claim. In the event such a defense and/or representation are required, the Indemnifying Party agrees that it will immediately confer with the Indemnified Party in order to reach an agreement on the terms and conditions of any such defense (the “Defense Agreement”). Such agreement shall include, but not be limited to: (i) the choice of counsel; (ii) the defense strategy to be undertaken; (iii) settlement strategies and issues; (iv) manner and method of document productions; (v) presentation of employees as witnesses; (vi) the retention of consultants and expert witnesses; and (vii) trial and appellate strategy. In the event of a material disagreement, the Indemnifying Party shall have the right to make the final determination regarding the defense. The Indemnifying Party shall not settle any Claim without the prior written consent of the Indemnified Parry, which consent shall not be unreasonably withheld or delayed. Any such settlement shall, unless the Indemnified Party agrees in writing to the contrary, be conditioned on: (i) dismissal with prejudice of all claims pending or which may be brought in the future against the Indemnified Party; (ii) an express provision that there is no admission or acknowledgement of liability on the part of the Indemnified Party; and (iii) an express provision that the terms of any such settlement be treated as confidential. If the Indemnifying Party is unable to settle any such claims on behalf of the Indemnified Party in this manner, then the Indemnifying Party shall continue to fully defend and indemnify the Indemnified Party pursuant to the terms of this Agreement and the Defense Agreement.
ARTICLE XIV
MISCELLANEOUS
     14.1. No Waiver; Cumulative Remedies. No failure or delay on the part of either party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No waiver of any provision hereof shall be effective unless the same shall be in writing and signed by the party giving such waiver. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
     14.2 Headings. Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.
     14.3 Governing Law; Jurisdiction. This Agreement shall be construed and the respective rights of the parties hereto determined according to the substantive laws of the Commonwealth of Virginia notwithstanding the provisions governing conflict of laws under such law to the contrary.

15

     14.4 Severability. If any provision of this Agreement or any other document delivered under this Agreement is prohibited or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor the remaining provisions hereof, nor render unenforceable such provision in any other jurisdiction. In the event any provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the parties hereto shall use their best efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes hereof.
     14.5 Entire Agreement; Modification. This Agreement contains the entire agreement between the parties in respect of the subject matter hereof and supersedes and cancels all previous agreements, negotiations, commitments and writings between me parties hereto in respect of the subject matter hereof and may not be changed or modified in any manner or released, discharged, abandoned or otherwise terminated unless in writing and signed by the duly authorized officers or representatives of the parties.
     14.6 Notices. Any notice or request required or permitted to be given in connection with this Agreement shall be deemed to have been sufficiently given if sent by pre-paid registered or certified mail or facsimile transmission to the intended recipient at the address set forth below or such other address as may have been furnished in writing by the intended recipient to the sender. The date of mailing, or facsimile transmission shall be deemed to be the effective date on which notice was given, provided that all facsimile transmissions shall contain a provision requiring the intended recipient to confirm receipt and Such facsimile transmissions shall not be effective unless confirmation of its receipt is received within twenty four (24) hours of its transmission.

Any notice required to be given shall be addressed:
If to Atley, to:
Atley Pharmaceuticals, Inc.
10511 Old Ridge Road
Ashland, VA 23005
Attention: James J. McDermott
With a copy to:
Troutman Sanders LLP
1001 Haxall Point
Richmond, VA 23219
Phone: (804) 697-1278
Fax: (804) 698-5142
Attn: Robert L. Brooke, Esq.

16

If to Cornerstone, to:
Cornerstone Biopharma, Inc.
2000 Regency Parkway
Cary, NC 27518
Attention: President
With a copy to:
Hutchison Law Group PLLC
5410 Trinity Road, Suite 400
Raleigh, NC 27607
Phone: (919) 829-9600
Fax: (919) 829-9696
Attn: William N. Wofford, Esq.
     14.7 Execution in Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which together shall constitute one and the same document.
     14.8 Assignment. Except as otherwise expressly provided in this Section 14.8, neither party shall assign this Agreement in whole or in part without the prior written approval of the other party (such approval not to be unreasonably withheld or delayed). Any such attempted assignment without prior written consent shall be void and ineffective. Notwithstanding the foregoing, either party may, without the other party’s consent, assign its right, title and interest in this Agreement to any entity with which it may merge or consolidate, which acquires, all or greater than fifty percent (50%) of its business and assets, or which otherwise controls, is controlled by or is under common control with the assigning party. This Agreement and the rights and obligations granted and undertaken hereunder shall be binding upon and inure to the benefit of the parties hereto, and their successors, trustee(s) or receivers) in bankruptcy and permitted assigns.
     14.9 Dispute Resolution.
          (a) If a dispute arises between the parties in connection with this Agreement or any document or instrument delivered in connection herewith, including without limitation, an alleged breach of any representation, warranty or covenant herein or therein, or a disagreement regarding the interpretation of any provision hereof or thereof (a “Dispute”), the parties shall use the following procedure in good faith prior to any party pursuing other available judicial or nonjudicial remedies.
          (b) A meeting shall be held between the parties within ten (10) days after any party gives written notice of a Dispute to the other party (the “Dispute Notice”). The meeting shall be attended by a representative of each party having decision-making authority regarding the Dispute (subject to Board of Directors’ or equivalent approval, if required), to attempt in good faith to negotiate a resolution of the Dispute.

17

          (c) If, within thirty (30) days after the Dispute Notice, the parties have not succeeded in negotiating a written resolution of the Dispute, upon written request by any party to the other party to this Agreement, the parties shall promptly negotiate in good faith to jointly appoint a mutually acceptable neutral person not affiliated with any of the parties (the “Neutral”). If the parties so agree in writing, a panel of two (2) or more individuals (such panel also being referred to as the “Neutral”) may be selected by the parties. The fees and costs of the Neutral shall be shared equally between the parties.
          (d) In consultation with the Neutral, the parties shall negotiate in good faith to select or devise a nonbinding alternative dispute resolution procedure (“ADR”) by which they will attempt to resolve the Dispute, and a time and place for the ADR to be held, with the Neutral (at the written request of any party to the other party) making the decision as to the procedure, place and time if the parties have been unable to agree on any such matters in writing within ten days after selection of the Neutral.
          (e) The parties shall participate in good faith in the ADR to its conclusion; provided, however, that no party shall be obligated to continue to participate in the ADR if the parties have not resolved the Dispute in writing within sixty (60) days after the Dispute Notice and either party shall have terminated the ADR by delivery of written notice of termination to the other party following expiration of the sixty (60) days. Following any such termination notice after selection of the “Neutral and if any parry so requests in writing to the Neutral (with a copy to the other party), then the Neutral shall make a recommended resolution of the Dispute in writing to each party, which recommendation shall not be binding upon the parties; provided, however, that the parties shall give good faith consideration to the settlement of the Dispute on the basis of such recommendation.
          (f) Notwithstanding anything herein to the contrary, nothing in this Section 14.9 shall preclude either party from (a) seeking interim or provisional relief, in the form of a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute either prior to or during the ADR if necessary to protect the interests of such party or (b) terminating this Agreement in accordance with Article XII. This Section 14.9 otherwise shall be enforceable in accordance with its terms.
     14.10 Public Announcements. Any public announcements or similar publicity with respect to this Agreement or the transaction contemplated herein shall be at such time and in such manner as the parties shall mutually agree, provided that nothing herein shall prevent either party from, upon notice to and opportunity to review by the other, making such public announcements as such party’s legal obligations require.
     14.11 Maintenance of Records. The parties agree that throughout the duration of this Agreement and for a period of six years after the termination of this Agreement each will maintain records and otherwise establish procedures to assure compliance with all regulatory, professional, and other applicable legal requirements which relate to the Detailing and marketing of the Cornerstone Product and if applicable, with the other services and activities to be performed hereunder.

18

     14.12 Force Majeure. Failure of either party hereto to fulfill or perform its obligations under this Agreement shall not subject such party to any liability if such failure is caused or occasioned by, without limitation, acts of God, acts of terrorism, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor disputes (which strikes or disputes need not be settled), compliance with any order, regulation, or request of government, or by any other event or circumstance of like or different character to the foregoing beyond the reasonable control and without the fault or negligence of such party (a “Force Majeure Event”), provided such party uses reasonable efforts to remove such Force Majeure Event and gives the other party prompt notice of the existence of such Force Majeure Event. If a Force Majeure Event causes Atley to fail to meet its obligations under Section 2.1 for two consecutive months, then Cornerstone may terminate this Agreement on thirty (30) days notice in which case the Agreement shall be deemed terminated by Cornerstone pursuant to Section 12.4.
     14.13 Survival. The provisions of Articles III (compensation), V (representations, warranties and covenants of Cornerstone), IX (insurance), XI (confidential information), 12.7, XIII (indemnification) and XlV (miscellaneous) shall survive the termination of this Agreement.
     14.14 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers.

CORNERSTONE BIOPHARMA, INC.		ATLEY PHARMACEUTICALS, INC.

By:	/s/ Craig Collard	By:	/s/ James J. McDermott

	Craig Collard		James J. McDermott
	President and CEO		Vice President, Product
Development and Marketing

19

Exhibit A
Cornerstone Promotional Material Inventory

Balacet Promotional		Qty	Price Per
Materials	Pk Size	O/H	Pk
Balacet Dosing Card	100/pk	155	[***]
Balacet Clinical Monograph	25/pk	236	[***]
Balacet Magnets	50/pk	110	[***]
Balacet 325 Stickers	100/roll	390	[***]

OUT — Balacet Detail Aid 6 pg	50/pk	0	[***]

Revisions are $100-$150/hour

All materials are cost + 6% for shipping

O/H inventory was ordered at high quantities; price likely to increase with smaller quantity ordered

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit B
Initial Quarterly Baseline
Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Balacet Normalized Scripts (TRxN) for 2007Q1 by Zipcode (v3)

TRxN
Zipcode	2007Q1	March	February	January	Atley Terr

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C
Sample Calculation of Detailing Fee

Total Pills Sold — Retail & Mail Order	[***]
Total Ob-Gyn/Gyn Target Market	[***]

Total Pills Subject to Co-Promotion Agreement	[***]
Baseline	[***]

# Pills exceeding baseline	[***]
Pills converted to 100ct Equivalent Bottle	[***]
Average Sales Price per bottle (see Exhibit D)	[***]

Gross Sales subject to royalty	[***]

Allowance for Cash Discounts	[***]
Allowance for Rebates	[***]
Allowance for Chargebacks	[***]
Allowance for DSA Fees	[***]

Net Sales	[***]

Cost of Goods (see Exhibit E)	[***]
Royalty @ [***]% of Net Sales	[***]

Total Cost of Goods Sold	[***]

Net Profit	[***]

Detailing Fee @ [***]% Net Profit Split	[***]

Note: For purposes of the sample of the calculation, the following items are assumed:
Balacet 325 # of Pills Sold per NDC data — All Prescribers:	[***]
Balacet 325 # of Pills Sold per NDC data — OB/GYN Prescribers:	[***]
Current Baseline:	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit D
Sample Calculation of Average Sales Price

Total Invoiced Sales — Balacet 325 100 ct Bottles — Dollars		[***]	(A)
Total Invoiced Sales — Balacet 325 100 ct Bottles — # Bottles Sold		[***]	(B)
Average Sales Price	$	[***]

(A)/(B)

Note: For purposes of the sample of the calculation, the following items are assumed:
Total Invoiced Sales — Balacet 325 100 ct Bottles — Dollars	[***]
Total Invoiced Sales — Balacet 325 100 ct Bottles — # Bottles Sold	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit E
Example of Cost of Goods Sold Calculation
Sample Calculation of Cost of Goods Sold

Direct cost of Balacet 325 per unit		[***]	(A)
Total Pills Sold — Retail & Mail Order		[***]
Total Ob-Gyn/Gyn Target Market		[***]

Total Pills Subject to Co-Promotion Agreement		[***]
Baseline		[***]

# Pills exceeding baseline		[***]
Pills exceeding baseline converted to 100ct equivalent bottles		[***]	(B)

Cost of Goods Sold	$	[***]	(A)X(B)

Note: For purposes of the sample of the calculation, the following items are assumed:
Balacet 325 # of Pills Sold per NDC data — All Prescribers:	[***]
Balacet 325 # of Pills Sold per NDC data — OB/GYN Prescribers:	[***]
Current Baseline:	[***]
Direct cost of Balacet 325 per unit	[***]

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.